                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

/X/   Filed by the Registrant

/_/      Filed by a Party other than the Registrant

Check the appropriate box:

/X/   Preliminary Proxy Statement                            /_/  Confidential, for Use of the Commission
/_/   Definitive Proxy Statement                                  Only (as permitted by Rule 14a-6(e)(2))


/_/   Definitive Additional Materials
/_/   Soliciting Material Under Rule 14a-12


                                  ETINUUM, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):
/X/      No fee required.

/_/     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

/_/     Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

        (2)      Form, Schedule or Registration Statement No.:

        (3)      Filing Party:

        (4)      Date Filed:

                                                                PRELIMINARY COPY

                                  ETINUUM, INC.
                                5619 DTC PARKWAY
                                   12TH FLOOR
                            ENGLEWOOD, COLORADO 80111
                                 (303) 357-3000



                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 7, 2000



                  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Etinuum, Inc., a Delaware corporation, will be held at ____________________, on Thursday, September 7, 2000, at 8:00 a.m., local time, for the purpose of considering and voting upon a proposal to adopt an amendment to Article FIRST of the Amended and Restated Certificate of Incorporation of Etinuum to change the name of Etinuum to "Digital Lighthouse Corporation."

                  Only stockholders of record at the close of business on August 7, 2000, are entitled to notice of and to vote at the Special Meeting and at any adjournment(s) thereof.

                  The enclosed Proxy is solicited by and on behalf of the Board of Directors of Etinuum. All stockholders are cordially invited to attend the Special Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting.

                  The attached Proxy Statement and the accompanying Proxy is first being mailed to Etinuum's stockholders on or about August 8, 2000.

                                       By Order of the Board of Directors

                                       Jonathan H. Yellen
                                       EXECUTIVE VICE PRESIDENT, CORPORATE
                                       STRATEGY AND GENERAL COUNSEL

Englewood, Colorado
August 8, 2000

                                  ETINUUM, INC.
                                5619 DTC PARKWAY
                                   12TH FLOOR
                            ENGLEWOOD, COLORADO 80111

                                 PROXY STATEMENT

         SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 7, 2000

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Etinuum, Inc., a Delaware corporation, to be used at the Special Meeting of Stockholders to be held at _____________________________ on Thursday, September 7, 2000, at 8:00 a.m.,
local time, and at any adjournment(s) thereof.

                         REVOCATION AND VOTING OF PROXY

         Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to Etinuum's corporate secretary; (ii) voting in person at the Special Meeting; or
(iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Special Meeting, will count. If not revoked, the Proxy will be voted at the Special Meeting in accordance with the instructions indicated on the Proxy by the stockholder, or, if no instructions are indicated, will be voted FOR the proposal to adopt an amendment to Article FIRST of the Company's Amended and Restated Certificate of Incorporation.

                    ACTION TO BE TAKEN AT THE SPECIAL MEETING

         The Special Meeting has been called by he directors of Etinuum to consider and act upon a proposal to adopt an amendment to Article FIRST of the Amended and Restated Certificate of Incorporation of Etinuum ("Etinuum's Charter") to change its name from "Etinuum, Inc." to "Digital Lighthouse Corporation."

         The Board of Directors of the Company is recommending this Amendment to Etinuum's Charter. The directors of Etinuum recommend such change to better fit the needs of Etinuum. If this proposal is approved, the officers of Etinuum will file an amendment to Etinuum's Charter with the Delaware Secretary of State to amend Article FIRST so that as amended Article FIRST will read as follows:

         "FIRST: The name of the corporation is Digital Lighthouse Corporation."

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENT TO ARTICLE FIRST OF ETINUUM'S CHARTER AS SET FORTH ABOVE.

                                 OTHER BUSINESS

         Etinuum's Board of Directors does not know of any matters to be presented at the Special Meeting other than the matters set forth herein. If any other business should come before the Special Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                            QUORUM AND VOTING RIGHTS

         Voting rights at the Special Meeting of stockholders are vested in the holders of Etinuum's shares of common stock, par value $.0001 per share (the "Common Stock") with each share entitled to one vote. Only holders of record of shares of Common Stock at the close of business on August 7, 2000 are entitled to vote at the Special Meeting. On August __, 2000, Etinuum had issued and outstanding _________________ shares of Common Stock. The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy shall constitute a quorum, which is necessary for the transaction of business at the Special Meeting. If a quorum is present, the amendment to Etinuum's Charter will be approved if the amendment receives the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting. Where brokers have not received any instructions from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on non-routine matters. The absence of votes on non-routine matters are "broker non-votes". Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum, but will have the effect of a "no" vote on the proposal to amend Etinuum's Charter.

         Etinuum has been orally advised that each of the [persons] listed in the table under the caption "Security Ownership of Principal Holders and Management" below intends to vote for the proposal to adopt an amendment to Article FIRST of Etinuum's Charter. Therefore, approximately _____% of the outstanding shares of Common Stock should be voted in favor of the proposal, guarantying passage.

                         DISSENTERS' RIGHTS OF APPRAISAL

         The General Corporation Law of the State of Delaware does not provide for dissenters' rights of appraisal in connection with the proposed amendment to Etinuum's Charter to change its corporate name.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, officer, nominee for election as a director or any associate of any director, officer or nominee has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment or in any action authorized by the related Board of Directors resolutions, which is not shared by all other stockholders.

             SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT.

         To the knowledge of management, the following table sets forth the beneficial ownership, as of August ___, 2000, of persons who beneficially own more than five percent of Etinuum's Common Stock, each director and executive officer of Etinuum and all directors and executive officers as a group. An asterisk denotes beneficial ownership of less than 1%. Unless otherwise indicated, the address of each person is c/o Etinuum, Inc., 5619 DTC Parkway, 12th Floor, Englewood, Colorado 80111.


                                                               Amount and Nature of      Percent of Total Shares
                                                                     Beneficial             of Common Stock
                 NAME AND ADDRESS                                   OWNERSHIP(1)              OUTSTANDING
                 ----------------                                   ------------              -----------

The Beacon Group III - Focus Value Fund  L.P.
339 Park Avenenue
New York, NY 10022
Conning Capital Partners V, L.P.
CityPlace II, 9th Floor
185 Asylum Street
Hartford, CT 06103
Timothy O'Crowley

Brinson Partners, Inc.
209 South LaSalle Street
Chicago, IL 60604
G. Daniel Adams, Jr.

Steven Q. Hansen

Patrick O'Neal

Jonathan H. Yellen

Stephen Hyde

Steven Piaker



Harold Pote

Rick Weller

Eric Wilkinson

All executive officers and directors as a group, ___ persons


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote, to Etinuum's knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of Etinuum Common Stock shown as beneficially owned by them.

(2) Includes 475,000 shares underlying options that are exercisable within 60 days from August 1, 2000 and excludes 62,500 shares underlying options Mr. O'Crowley granted to Paul Tartre, Etinuum's Chief Technology Officer on January 12, 1996. Mr. O'Crowley is Etinuum's Chief Executive Officer.

(3) Brinson Partners, Inc. is the managing member of Brinson Venture Management LLC, the investment advisor to BVCF III, L.P., which has sole voting and investment power over BVCF III, L.P.'s shares. The address of BVCF III L.P. is c/o Brinson Partners, Inc.

(4) Includes ________ shares underlying options that are exercisable within 60 days from August 1, 2000.


(5) Represents shares underlying options that are exercisable within 60 days from August 1, 2000.


(6) Does not include ______ shares held of record by Conning Capital Partners V, L.P. Mr. Piaker is senior vice president of Conning & Conning. Conning & Conning is the managing member of Conning Investment Partners V, LLC, which serves as the general partner of Conning Capital Partners V L.P. Mr. Piaker disclaims beneficial ownership of the shares owned by Conning Capital Partners V, L.P.

(7) Does not include ______ shares held of record by The Beacon Group III - Focus Value Fund, L.P. The Beacon Group, L.P. has voting and investment power over shares owned of record by The Beacon Group III - Focus Fund, L.P. Mr. Pote is a general partner of The Beacon Group, L.P., and as such may be deemed to be a beneficial owner of the shares shown as beneficially owned by The Beacon Group III - Focus Value Fund, L.P. Mr. Pote disclaims beneficial ownership of the shares owned by The Beacon Group III - Focus Value Fund, L.P., and , accordingly, such shares are excluded from the information table with respect to Mr. Pote.

(8) Does not include ______ shares held of record by The Beacon Group III - Focus Value Fund, L.P. Mr. Wilkinson is also a general partner of The Beacon Group, L.P. Mr. Wilkinson disclaims beneficial ownership of the shares owned by The Beacon Group III - Focus Value Fund, L.P.

(9) Includes ____ shares underlying options held by executive officers and directors that are exercisable within 60 days from August 1, 2000.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the next Annual Meeting of stockholders must be received by Etinuum within a reasonable time prior to the time Etinuum begins to print and mail the proxy materials for that meeting.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by Etinuum. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of Etinuum may make solicitations of proxies by telephone or electronic facsimile or by personal calls, although they will receive no additional compensation for doing so. Etinuum expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. Etinuum will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith. Etinuum has engaged D.F. King & Co., Inc. to solicit proxies and to assist with the distribution of proxy materials for a fee of $3,000, plus reasonable out-of-pocket expenses.

                                       By Order of the Board of Directors




                                       Jonathan H. Yellen
                                       EXECUTIVE VICE PRESIDENT, CORPORATE
                                       STRATEGY AND GENERAL COUNSEL

Englewood, Colorado
August 8, 2000

                                                                PRELIMINARY COPY

                                      PROXY

                                  ETINUUM, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD THURSDAY, SEPTEMBER 7, 2000

                  The undersigned hereby constitutes and appoints Timothy C. O'Crowley, Steven Q. Hansen and Jonathan H. Yellen, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.001 par value common stock of Etinuum, Inc. at the Special Meeting of Stockholders to be held at _____________________ on Thursday, September 7, 2000, at 8:00
a.m., local time, and at all adjournment(s) thereof for the adoption of an amendment to Article FIRST of the Amended and Restated Certificate of Incorporation of Etinuum to change its name from "Etinuum, Inc." to "Digital Lighthouse Corporation."

                  The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

                  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE AT THE SPECIAL MEETING FOR THE PROPOSAL TO ADOPT THE AMENDMENT TO ARTICLE FIRST OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ETINUUM TO CHANGE ITS NAME.

                  It is understood that this proxy confers discretionary authority with respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

                  1. To approve the proposal of the Board of Directors to amend Etinuum's Amended and Restated Certificate of Incorporation to change its name from "Etinuum, Inc." to "Digital Lighthouse Corporation."

                  FOR              AGAINST             ABSTAIN

                  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished therewith.


                                Please sign exactly as name appears at left:

                                Signature:_____________________________________

                                Signature (if held
                                jointly):______________________________________

                                Date:__________________________________________

                  When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Attorneys should submit powers of attorney. If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

            PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.



                                       2
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